Exhibit (a)(1)(ii)

LETTER OF CONSENT

(to be used by DTC Participants only)

Solicitation of Consents relating to

Proposed Waivers under and Proposed Amendments to the Indenture

Governing its 0.75% Convertible Senior Notes due 2024

(CUSIP Nos. 12613R AD 6 and 12613R AC 8)

of

CNET NETWORKS, INC.

Pursuant to the Consent Solicitation Statement,

dated September 13, 2006.

THE CONSENT SOLICITATION WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON OCTOBER 11, 2006 (SUCH TIME AND DATE AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). CONSENTS MAY ONLY BE REVOKED UNDER THE CIRCUMSTANCES DESCRIBED IN THE CONSENT SOLICITATION STATEMENT, DATED SEPTEMBER 13, 2006 (THE “CONSENT SOLICITATION STATEMENT”) AND THIS LETTER OF CONSENT.

THE INFORMATION AND TABULATION AGENT IS:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokers call: (212) 269-5550 (collect)

All others call Toll free: (800) 829-6551

By facsimile:

(For Eligible Institutions only):

(212) 809-8838

Confirmation:

(212) 493-6996

Attn: Elton Bagley

By Mail, Overnight Courier or Hand

48 Wall Street, 22nd Floor

New York, New York 10005

Delivery of this Letter of Consent to an address other than as set forth above, or transmission of instructions via a fax number other than as listed above, will not constitute a valid delivery.

THE SOLICITATION AGENT IS:

BANC OF AMERICA SECURITIES LLC

THE DEPOSITORY TRUST COMPANY (“DTC”) PARTICIPANTS WHO HOLD NOTES AS OF THE RECORD DATE (“HOLDERS”) AND WISH TO CONSENT PURSUANT TO THE CONSENT SOLICITATION STATEMENT MUST VALIDLY DELIVER (AND NOT REVOKE) THEIR CONSENTS ON OR PRIOR TO THE EXPIRATION DATE.

All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Consent Solicitation Statement.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

This Letter of Consent is to be used by Holders of outstanding 0.75% Convertible Senior Notes due 2024 (the “Notes”) of CNET Networks, Inc., a Delaware corporation (the “Company”). Valid deliveries of Consents must be delivered to the Information and Tabulation Agent on or prior to the Expiration Date. DTC is expected to grant an omnibus proxy authorizing the DTC Participants to deliver Consents. Only registered owners of Notes as of the Record Date or their duly designated proxies, including, for the purposes of the Consent Solicitation, DTC Participants, are eligible to Consent to the Proposed Amendments and the Proposed Waivers. However, following the effectiveness of the Proposed Amendments, all Holders of the outstanding Notes may be entitled to Special Interest. A beneficial owner of an interest in Notes held in an account of a DTC Participant who wishes to deliver a Consent must properly instruct such DTC Participant to cause a Consent to be given with respect to such Notes.

Holders who desire to consent pursuant to the Consent Solicitation are required to deliver (and not revoke) their Consents to the Information and Tabulation Agent to arrive on or prior to the Expiration Date.

The undersigned should complete, execute and deliver this Letter of Consent to indicate the action the undersigned desires to take with respect to the Consent Solicitation.

List below the Notes to which this Letter of Consent relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Consent.

DESCRIPTION OF NOTES
Name(s) and Address(es) of Registered Holder(s) or Name of DTC Participant and Participant’s DTC Account number in which Notes are Held (Please fill in blank)	Certificate Number(s)	Aggregate Principal Amount Represented	Principal Amount as to which Consents are Given (Complete only if less than entire aggregate principal amount)

Total Principal Amount of Delivered Consents

The names and addresses of the registered Holders should be printed, if not already printed above, exactly as they appear on the certificates representing Notes for which Consents are delivered hereby. The Notes and the principal amount of Notes for which the undersigned wishes to deliver Consents should be indicated in the appropriate boxes.

Ladies and Gentlemen,

Upon the terms and subject to the conditions set forth in the Consent Solicitation Statement, receipt of which is hereby acknowledged, and in accordance with this Letter of Consent, the undersigned hereby consents to the Proposed Waivers and the Proposed Amendments with respect to the aggregate principal amount of Notes indicated in the table above entitled “Description of Notes” under the column heading “Principal Amount as to which Consents are Given.” Subject to, and effective upon, the acceptance for payment of Consents, in accordance with the terms and subject to the conditions of the Consent Solicitation, the undersigned hereby Consents to the Proposed Waivers and the Proposed Amendments with respect to such Notes. The undersigned hereby irrevocably constitutes and appoints the Information and Tabulation Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Information and Tabulation Agent also acts as the agent of the Company) with respect to such Consents with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to deliver to the Company this Letter of Consent as evidence of the undersigned’s Consent to the Proposed Waivers and the Proposed Amendments and as certification that Requisite Consent to the Proposed Waivers and the Proposed Amendments duly executed by Holders has been received, all in accordance with the terms and conditions of the Consent Solicitation as described in the Consent Solicitation Statement.

The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written Consent to the Proposed Waivers and the Proposed Amendments (with respect to the principal amount of Notes indicated in the table above entitled “Description of Notes” under the column heading “Principal Amount as to which Consents are Given”).

The undersigned agrees and acknowledges that by consenting to the Proposed Waivers and the Proposed Amendments, the undersigned is agreeing (with respect to the principal amount of Notes indicated in the table above entitled “Description of Notes” under the column headings “Principal Amount as to which Consents are Given”) (i) to waive up to and including the first anniversary of the Expiration Date any and all defaults or Events of Default (as defined in the Indenture) under the Indenture that have arisen or may arise as a result of a failure by the Company to comply with the Reporting Covenant (the “Reporting Waiver”) and (ii) that such undersigned will be deemed to have waived its Repurchase Right, following a Delisting Event that may occur at any time during the period up to and including the first anniversary of the Expiration Date (the “Repurchase Waiver”). If the Requisite Consent is obtained on the Expiration Date, the undersigned agrees and acknowledges that (x) the default under the Reporting Covenant will cease to exist and any default or Event of Default under the Indenture with respect thereto will be deemed to have been cured for all purposes of the Indenture and (y) the undersigned and its transferees shall be bound by the Reporting Waiver and the Repurchase Waiver.

If the undersigned is not the registered Holder of the Notes listed in the box above labeled “Description of Notes” under the column heading “Principal Amount as to which Consents are Given” or such Holder’s legal representative or attorney-in-fact, then in order to consent validly, the undersigned must obtain a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned’s legal representative or attorney-in-fact) to deliver Consents in respect of such Notes on behalf of the Holder thereof, and such proxy must be delivered with this Letter of Consent.

The undersigned understand(s) that valid delivery of Consents pursuant to any of the procedures described in the Consent Solicitation Statement and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Consent Solicitation. For purposes of the Consent Solicitation, Consents received by the Information and Tabulation Agent will be deemed to have been accepted if, as and when (i) the Supplemental Indenture is executed on or promptly after the Expiration Date and (ii) the Company has accepted the Consents pursuant to the Consent Solicitation.

The undersigned hereby represents and warrants that the undersigned has full power and authority to give the Consent contained herein. The undersigned will, upon request, execute and deliver any additional documents deemed by the Information and Tabulation Agent, the Solicitation Agent, the Trustee or by the Company to be necessary or desirable to perfect the undersigned’s Consent to the Proposed Waivers and the Proposed Amendments, to complete the execution of the Supplemental Indenture.

All authority conferred or agreed to be conferred by this Letter of Consent shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

All questions as to the form of all documents and the validity (including time of receipt) and deliveries of Consents will be determined by the Company, in its sole discretion, which determination shall be final and binding.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Consent Solicitation

1. Signature Guarantees. Signatures on this Letter of Consent must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program or the Stock Exchange Medallion Program (a “Medallion Signature Guarantor”), unless the Consents delivered hereby are delivered by a registered Holder (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes). If the Notes are registered in the name of a person other than the signer of this Letter of Consent, then the signatures on this Letter of Consent must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 5.

2. Delivery of Letter of Consent. This Letter of Consent may only be executed by DTC Participants and is to be completed by Holders if Consents are to be delivered. To validly deliver Consents, DTC Participants must both properly complete, duly execute and physically delivery this Letter of Consent to the Information and Tabulation Agent at its address or facsimile set forth herein and electronically deliver a Consent by causing DTC to transfer their Notes to the Information and Tabulation Agent in accordance with DTC’s ATOP procedures for such a transfer. DTC will verify the transfer and the electronic delivery of such Consent and then send an Agent’s Message to the Information and Tabulation Agent.

A beneficial owner of a Note held through a broker, dealer, commercial bank, custodian or DTC participant must provide appropriate instructions to such person in order to cause a Letter of Consent to be prepared, in addition to a delivery of Consent through ATOP, with respect to such Notes.

The delivery of Consents, any required signature guarantees and all other required documents, including delivery through DTC and any acceptance of an Agent’s Message transmitted through ATOP, is at the option and risk of the consenting Holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended and enough time should be allowed to assure timely delivery. Letters of Consent should not be delivered to the Trustee, the Company or the Solicitation Agent. However, the Company reserves the right to accept any Letter of Consent received by the Trustee, the Company or the Solicitation Agent.

No alternative, conditional or contingent Consents will be accepted. All consenting Holders, by execution of this Letter of Consent (or a copy thereof), waive any right to receive any notice of the acceptance of their Consents for payment.

3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the principal amount represented by Notes for which Consents are delivered should be listed on a separate signed schedule attached hereto.

4. Partial Consents. If Holders wish to consent with respect to less than the entire principal amount evidenced by any Notes submitted, such Holders must fill in the principal amount of Notes for which Consents are to be delivered in the box above labeled “Description of Notes” under the column heading “Principal Amount as to which Consents are Given.” The entire principal amount that is represented by Notes listed will be deemed to have been consented to the Proposed Waivers and the Proposed Amendments with respect to the entire principal amount of such Notes, unless otherwise indicated.

5. Signature on Letter of Consent. If this Letter of Consent is signed by the registered Holders of Notes for which the Consents are delivered hereby, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Consent is signed by a participant in DTC whose name is shown as the owner of the Notes for which Consents are delivered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

If any of the Notes for which Consents are delivered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Consent. If any of the Notes for which Consents are delivered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Consents Letters as there are different registrations of certificates.

If this Letter of Consent or any Notes or instrument of transfer is signed by a proxy, trustee, executor, other administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted.

Pursuant to authority granted by DTC, any DTC Participant that has Notes credited to its DTC account at any time (and thereby held or record by DTC’s nominee) may directly consent to the Proposed Waivers and the Proposed Amendments as though it were the registered Holder by so completing, executing and delivering this Letter of Consent.

6. Revocation of Consent. Consents may be revoked, subject to the procedures described herein and in the Consent Solicitation Statement, at any time on or prior to the Expiration Date. All properly completed Letters of Consent received by the Information and Tabulation Agent will be counted, notwithstanding a record transfer subsequent to the Record Date of such Notes to which such Consents relate, unless such Letter of Consent is properly revoked. A Holder desiring to revoke its Consent must give both a written revocation of such Consent in the form of a subsequent Letter of Consent marked “Revoked,” and a properly transmitted “Requested Message” through ATOP, both of which must be delivered to the Information and Tabulation Agent. A person to whom Notes are transferred subsequent to the Record Date must receive a duly executed proxy from the Holder as of the Record Date if such transferee is to have revocation rights.

In order to be valid, a notice of revocation must specify the Holder in the Book Entry Transfer Facility whose name appears on the security position listing as the owner of such Notes, the principal amount of the Notes to be revoked. The notice of revocation must be signed and executed by such Holder in the same manner as the Letter of Consent. A revocation of a Consent will be effective only as to the Notes listed on the revocation and only if such revocation complies with the provisions of the Consent Solicitation Statement. A revocation of a Consent may only be rescinded by the execution and delivery of a new Letter of Consent. A Holder who has delivered a revocation may thereafter deliver a new Consent by following the procedures described herein at any time on or prior to the Expiration Date.

The Company reserves the right to contest the validity of any revocation, and all questions as to the validity (including, without limitation, time of receipt) of any revocation will be determined by the Company in its sole discretion, which determination will be conclusive and binding subject only to such final review as may be prescribed by the Trustee concerning proof of execution and ownership. None of the Company, the Solicitation Agent, the Information and Tabulation Agent, the Trustee or any other person will be under any duty to give notification of any defects or irregularities with respect to any revocation nor shall any of them incur any liability for failure to give such notification.

7. Waiver of Conditions. The conditions of the Consent Solicitation may be amended or waived by the Company, in whole or in part, at any time and from time to time in the Company’s sole discretion, in the case of any Consents delivered.

8. Substitute Form W-9 and Form W-8. Each consenting Holder or other payee that is a United States person is required to provide the Information and Tabulation Agent with a correct taxpayer identification number (“TIN”), generally such holder’s social security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify that such holder (or other payee) is not subject to backup withholding. Failure to provide the correct information on the payee Substitute Form W-9 may subject the consenting U.S. Holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on any interest (including any original issue discount) paid or accrued. The box in Part 4 of the Substitute Form W-9 may be checked if the consenting U.S. Holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 4 is checked and the Information and Tabulation Agent is not provided with a TIN by the time of payment or accrual, the Information and Tabulation Agent will withhold 28% on any interest (including any original issue discount) paid or accrued until a TIN is provided to the Information and Tabulation Agent.

Certain Holders (including, among others, corporations) are not subject to these backup withholding and reporting requirements. In order to avoid backup withholding, exempt U.S. Holders should fill out the attached Substitute Form W-9 and write “Exempt” in Part 2. A Holder who is not a U.S. person may establish such holder’s status as an exempt recipient by submitting to the Information and Tabulation Agent a properly completed Internal Revenue Service Form W-8BEN, Form W-8ECI and/or Form W-8IMY or a suitable substitute form (a copy of the applicable form may be obtained from the Information and Tabulation Agent upon request) attesting to such holder’s non-U.S. status.

The failure to provide the certification or the other information on the Substitute Form W-9 or the appropriate Internal Revenue Service Form W-8 will cause the Information and Tabulation Agent or other payer to withhold 28% of any interest (including any original issue discount) paid or accrued. See “Important Tax Information” below.

9. Request for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Consent Solicitation Statement or this Letter of Consent may be directed to the Information and Tabulation Agent at its telephone number and location listed on the back cover. A Holder may also contact such Holder’s broker, dealer, commercial bank or trust company or nominee for assistance concerning the Consent Solicitation.

PLEASE SIGN HERE

(To be completed by all consenting

Holders of Notes)

By completing, executing and delivering this Letter of Consent, the undersigned hereby consents to the Proposed Waivers and the Proposed Amendments, as noted in the box above, with respect to the principal amount of the Notes listed in the box above.

This Letter of Consent must be signed by the registered Holder(s) exactly as the name(s) appear(s) on certificate(s) representing Notes or, if delivered, as the case may be, by a participant in DTC, exactly as such participant’s name appears on a security position listing as owner of Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by proxy, trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

Signature(s) of Registered Holder(s) or Authorized Signatory
(See guarantee requirement below)

Signature(s) of Holder(s) or Authorized Signatory

Dated

Name(s)
(Please Print)

Capacity

Address
(Including Zip)

Area Code and Telephone No.

Tax Identification or Social Security No.

(Complete Accompanying Substitute Form W-9)

MEDALLION SIGNATURE GUARANTEE
(IF REQUIRED — SEE INSTRUCTIONS 1 AND 5):

Authorized Signature

Name of Firm
(place seal here)

TO COMPLY WITH TREASURY DEPARTMENT CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS LETTER OF CONSENT IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY YOU, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON YOU UNDER THE INTERNAL REVENUE CODE; (B) ANY SUCH DISCUSSION IS INCLUDED HEREIN BY THE COMPANY IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) BY THE COMPANY OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a Holder or such Holder’s assignee (in either case, the “Payee”) is required to provide the Information and Tabulation Agent with such Holder’s current TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Payee is an individual, the TIN is his or her social security number. If the Information and Tabulation Agent is not provided with the correct TIN, the Payee may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”), and any interest (including any original issue discount) paid or accrued to such Payee may be subject to 28% backup withholding.

Certain Payees (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. Exempt U.S. Payees should indicate their exempt status on Substitute Form W-9. In order for a non-U.S. Payee to qualify as an exempt recipient, that Payee must submit to the Information and Tabulation Agent a properly completed IRS Form W-8BEN, Form W-8ECI and/or Form W-8IMY or a suitable substitute form (a “Form W-8”), signed under penalties of perjury, attesting to that Payee’s non-U.S. status. Non-U.S. Payees may be subject to United States federal withholding tax at a rate of 30%, unless (i) a United States tax treaty either eliminates or reduces such withholding tax with respect to the payment or accrual of interest (including any original issue discount) to the non-U.S. Payee and the non-U.S. Payee provides a properly executed IRS Form W-8BEN, (ii) the non-U.S. Payee is engaged in the conduct of a trade or business in the United States with which the payment or accrual of interest (including any original issue discount) is effectively connected and provides a properly executed IRS Form W-8ECI, (iii) the non-U.S. Payee is a foreign intermediary, a foreign flow-through entity, or certain U.S. branch and the non-U.S. Payee provides a properly executed IRS Form W-8IMY (along with any necessary additional withholding exemption forms), or (iv) the “portfolio interest” exception of the Code applies. The applicable Form W-8 can be obtained from the Information and Tabulation Agent. Non-U.S. Payees should consult their tax advisors regarding the availability of a refund of any United States federal withholding tax.

If backup withholding applies, the Information and Tabulation Agent is required to withhold 28% of any interest (including any original issue discount) paid or accrued to the Payee. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of the Payee subject to backup withholding will generally be reduced by the amount of tax withheld, and if withholding results in an overpayment of taxes, a refund may generally be obtained from the IRS provided that the required information is timely provided to the IRS.

Purpose of Substitute Form W-9

To prevent backup withholding on any interest (including any original issue discount) paid or accrued to a U.S. Payee, the Payee is required to notify the Information and Tabulation Agent of the Payee’s current TIN by completing the Substitute Form W-9 below, certifying that: (1) the TIN provided on Substitute Form W-9 is correct (or that such Payee is awaiting a TIN); (2) that (i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the IRS that the Payee is subject to backup withholding as a result of failure to report all interest or dividends, or (iii) the IRS has notified the Payee that the Payee is no longer subject to backup withholding; and (3) that the Payee is a U.S. person.

What Number to Give the Information and Tabulation Agent

The Payee is required to give the Information and Tabulation Agent the TIN (generally the social security number or employer identification number) of the record owner of the Notes. If the Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 OR THE APPLICABLE IRS FORM W-8 MAY RESULT IN BACKUP WITHHOLDING AND/OR WITHHOLDING OF A PORTION OF ANY INTEREST (INCLUDING ANY ORIGINAL ISSUE DISCOUNT) PAID OR ACCRUED. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

PAYER’S NAME: [•]

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	________________ Social Security Number OR ________________ Employer Identification Number
Part 2 — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Page 2 of enclosed Guidelines)

Payer’s Request for Taxpayer Identification Number (TIN) and Certification

Part 3 — Certification Under Penalties of Perjury, I certify that:

(1)    The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding and

(3)    I am a U.S. person (including a U.S. resident alien).

Part 4— Awaiting TIN ☐

Certification instructions — You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE                                                      DATE

NAME

ADDRESS

CITY                                          STATE                                          ZIP CODE

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9

PAYER’S NAME: [•]

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, a portion of all reportable payments made to me thereafter will be withheld until I provide such a number.

Signature	Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY INTEREST (INCLUDING ANY ORIGINAL ISSUE DISCOUNT) PAID OR ACCRUED. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security Numbers have nine digits separated by two hyphens: e.g., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: e.g., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the SOCIAL SECURITY number of —
1. Individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)

4b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5. Sole proprietorship or single – owner LLC	The owner(3)

For this type of account:	Give the EMPLOYER IDENTIFICATION number of —

6. Sole proprietorship or single-owner LLC	The owner(3)

7. A valid trust, estate or pension trust	The legal entity(4)

8. Corporate or LLC electing corporate status on Form 8832	The corporation

9. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

10. Partnership or multi-member LLC	The partnership

11. A broker or registered nominee	The broker or nominee

12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s social security number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one). If you are a sole proprietor, the IRS encourages you to use your social security number.

(4)	List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social

Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

Payees specifically exempted from backup withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Colombia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•	Payments of patronage dividends where the amount received are not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041,6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to persons who must file information returns with the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

Manually signed copies of the Letter of Consent will be accepted. The Letter of Consent and any other required documents should be sent or delivered by each Holder or such Holder’s broker, dealer, bank, trust company or other nominee to the Information and Tabulation Agent at one of its addresses set forth below.

The Information and Tabulation Agent for the Consent Solicitation is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokers call: (212) 269-5550 (collect)

All others call Toll free: (800) 829-6551

By facsimile:

(For Eligible Institutions only):

(212) 809-8838

Confirmation:

(212) 493-6996

Attn: Elton Bagley

By Mail, Overnight Courier or Hand

48 Wall Street, 22nd Floor

New York, New York 10005

Any questions or requests for assistance may be directed to the Solicitation Agent at the address and telephone number set forth below. Requests for additional copies of the Consent Solicitation Statement or this Letter of Consent may be directed to the Information and Tabulation Agent at the telephone number set forth below. You may also contact your broker, dealer, commercial bank or trust company or nominee for assistance concerning the Consent Solicitation.

The Solicitation Agent for the Consent Solicitation is:

BANC OF AMERICA SECURITIES LLC

9 West 57th Street

New York, NY 10019

Attention: Convertible Sales Department

U.S. Toll Free: 800-654-1666

Collect: 212-383-8206

The Information and Tabulation Agent for the Consent Solicitation is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokers call: (212) 269-5550 (collect)

All others call Toll free: (800) 829-6551